Prospectus Supplement -- March 11, 2004*

Fund Name                                          Prospectus Form #
AXP Portfolio Builder Conservative Fund              S-6282-99 A
AXP Portfolio Builder Moderate Conservative Fund     S-6282-99 A
AXP Portfolio Builder Moderate Fund                  S-6282-99 A
AXP Portfolio Builder Moderate Aggressive Fund       S-6282-99 A
AXP Portfolio Builder Aggressive Fund                S-6282-99 A
AXP Portfolio Builder Total Equity Fund              S-6282-99 A



For the prospectus

Under the heading "Buying and Selling Shares," the section titled "Should you purchase Class A, Class B or Class C shares" has been revised to read as follows:

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

Under the heading "Sales Charges," the first bullet in the section titled "Other Class A sales charge policies" has been revised to read as follows:

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, provided that the plan uses the Distributor's group billing services, and



S-6282-21 A (3/04)
* Valid until next prospectus update.
Destroy - March 31, 2005